UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2004



                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                on behalf of the
                        GMACM Home Loan Trust 2004-HLTV1
             (Exact name of registrant as specified in its charter)

            Delaware                    333-117232              41-1955181
  ----------------------------     --------------------     --------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000
                                                          ----- --------
                                       N/A
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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                    INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 8 -- OTHER EVENTS

ITEM 8.01.     OTHER EVENTS.

        The consolidated financial statements of MBIA Insurance Corporation, a wholly owned subsidiary of MBIA Inc. and its subsidiaries as of December 31, 2003 and December 31, 2002, and for each of the three years in the period ended December 31, 2003, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 2003 and the consolidated financial statements of MBIA Insurance Corporation and its subsidiaries as of June 30, 2004, and for the six month period ended June 30, 2004 and June 30, 2003 included in the Quarterly Report on Form 10-Q of MBIA Inc. for the period ended June 30, 2004 are hereby incorporated by reference in (i) this Current Report on Form 8-K, and (ii) the prospectus and the prospectus supplement (collectively, the "Prospectus") for GMACM Home Equity Loan Trust 2004-HE4, GMACM Home Equity Loan-Backed Term Notes, Series 2004-HE4 (the "Notes"), and shall be deemed to be part hereof and thereof.

        In connection with the issuance of the Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the Prospectus. The consent of PWC is attached hereto as Exhibit 23.1.

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(C).  EXHIBITS.

        Exhibits (execution copies). The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

        23.1   Consent of PricewaterhouseCoopers LLP.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RESIDENTIAL ASSET MORTGAGE
                                           PRODUCTS, INC.



                                           By:  /s/ Patricia C. Taylor
                                                -------------------------------
                                               Name:   Patricia C. Taylor
                                               Title:  Vice President



Dated:  October 25, 2004




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                                  Exhibit Index


Exhibit

23.1           Consent of PricewaterhouseCoopers LLP.

                                  Exhibit 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Prospectus Supplement of GMAC Mortgage Corporation, relating to GMACM 2004-HE4, comprising part of the Registration Statement (No 333-117232) of Residential Asset Mortgage Products, Inc., of our report dated February 13, 2004 relating to the financial statements, which appears in Item 8 of MBIA Inc.'s Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statement schedules, which appears in such Annual Report on Form 10-K. We also consent to the incorporation by reference of our report dated February 13, 2004 relating to the financial statements of MBIA Insurance Corporation as of December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, which is included in Exhibit 99 to such Annual Report on Form 10-K. We also consent to the reference to us under the heading "Experts" in the Prospectus Supplement.


/s/PricewaterhouseCoopers LLP


October 22, 2004

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